SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES

andSTATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO SMALL TO MID CAP STOCK FUNDS

Wells Fargo Small Cap Value Fund

  (the “Fund”)

I. Charles Rinaldi, has announced his intention to retire from Wells Capital Management Incorporated by December 31, 2016. He will continue to serve as a portfolio manager of the Fund through December 31, 2016. After December 31, 2016, all references to I. Charles Rinaldi, in the Fund’s prospectuses and Statement of Additional Information are hereby removed.

Effective immediately, in the Fund’s prospectus the section entitled “The Sub-Adviser and Portfolio Managers”, the biographical description for Mr. Schneider is replaced with the following:

“Mr. Schneider joined Wells Capital Management in 2005, where he currently serves as a Senior Portfolio Manager responsible for day-to-day management of its small cap value strategy.”

December 1, 2016                                                                                                       SCIT126/P204SP